SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) January 31, 2006

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including exhibits listed below, is being furnished, not filed, under Item 2.02, "Results of Operations and Financial Condition."

On January 31, 2006, Entergy Corporation ("Entergy") issued two public announcements, attached as exhibits 99.1 and 99.2 hereto (the "Earnings Releases"), which are incorporated herein by reference. Entergy's senior management team will host an earnings conference call at 10:00 a.m. CDT, Tuesday, January 31, 2006. The call and the slide presentation, attached hereto as exhibit 99.3, can also be accessed via Entergy's web site at www.entergy.com/webcasts.

Item 7.01. Regulation FD Disclosure

The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, under Item 7.01 pursuant to Regulation FD.

On January 31, 2006, Entergy issued the Earnings Releases, which are attached as exhibits 99.1 and 99.2 hereto and incorporated herein by reference. Entergy's senior management team will host an earnings conference call at 10:00 a.m. CDT, Tuesday, January 31, 2006. The call and the slide presentation, attached hereto as exhibit 99.3, can also be accessed via Entergy's web site at www.entergy.com/webcasts.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Release, dated January 31, 2006, issued by Entergy.
99.2	Release, dated January 31, 2006, issued by Entergy.
99.3	Slide presentation given on January 31, 2006 by the Executive Vice President and Chief Financial Officer, Leo P. Denault, of Entergy Corporation.
99.4	Statement on Uses and Usefulness of Non-GAAP Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

By: /s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and
Chief Accounting Officer

Dated: January 31, 2006